UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : February 25, 2011

                        Baltia Air Lines, Inc.
        (Exact name of registrant as specified in its chapter)

      New York                 CIK 869187               11-2989648
(State of incorporation) (Commission File Number)    (IRS Employer ID)

63-25 Saunders St., Suite 7 I, Rego Park, New York        11374
  (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: 907 275-5205

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following conditions:

[  ] Written communications pursuant to Rule 425
     of the Securities Act (17 CFR 230.425
[  ] Soliciting material pursuant to Rule 14a-12
     of the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b)
     under the Exchange Act 17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR 240.13e-4(c))

Item 4.02.  Non-Reliance on Previously Issued Audit Report.

(a) On February 25, 2011 the Company Board of Directors, acting through the Chief Financial Officer, Igor Dmitrowsky, reached the conclusion that the audit report for fiscal year 2009, as filed in the Company's 2009 10-K, should not be relied upon as the auditor was not independent in accordance with Rule 201 of SEC Regulation S-X, and, since the 2008 financials were referenced in the financial statements, the 2008 audit report also should have been included in the filing.

(b) The facts related to this error are that the Company erred in an interpretation of the rules and policies concerning independence of the independent auditor, as engaged to perform the year-end audit for fiscal year 2009, Mr. Michael F. Cronin, CPA, and has determined that he has not met the required cooling off period since his prior work for the Company in certifying its audit for fiscal year 2007. Accordingly, Mr. Cronin resigned as independent auditor for the Company, and the Company has decided to insure compliance with the rules by engaging Mr. Ronald R. Chadwick, P.C., CPA, the auditor recently engaged for fiscal year 2010, to reaudit for fiscal year 2009. This engagement is dated March 25, 2011

(c) The Company is filing an amended 10-K for year ending December 31, 2009, to remove the Audit Report of Mr. Michael F. Cronin, and to label the financial statements related thereto as "Not Audited", and to include the previously omitted Audit Report of Mr. Patrick Rodgers for year ending December 31, 2008.

(d) As soon as possible, following the re-audit of the 2009 financials by the newly engaged independent certifying accountant, Mr. Ronald R. Chadwick, P.C., CPA, the Company will file a second amended 10-K to include that audit report.

(e) The Company's prior certifying accountants, Mr. Michael F. Cronin, CPA, Mr. Patrick Rodgers CPA, PA, and the newly engaged certifying accountant, Mr. Ronald R. Chadwick, P.C., CPA have each reviewed this disclosure and consented as set forth in exhibit EX-7 submitted herewith.

(f) The actions of the Company in preparing this Report and the other filings related thereto have been discussed by the Board of Directors of the Company, who have agreed and authorized CFO Mr. Igor Dmitrowsky to act as disclosed in this report.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baltia Air Lines

by:  /s/  Igor Dmitrowsky
Igor Dmitrowsky, President
and Chief Financial Officer

April 5, 2011


EX-7.1

Michael F. Cronin, CPA

687 Lee Road, Ste 210
Rochester, NY 14606
1574 Eagle Nest Circle
Winter Springs, FL 32708

407-754-7027 / email mikeccpa@aol.com

April 5, 2011

Securities & Exchange Commission
100 F Street NE
Washington, DC 20549

Dear Sir/Madam:

Baltia Air Lines, Inc. (the "Company") has made available to me a copy of its Current Report on Form 8-K, dated Feburary 25, 2011, in which it provides information pursuant to item 4.02 with regard to "Non-Reliance on Previously Issued Audit Report".

I have reviewed the disclosure under Item 4.02 and agree with its statements concerning the scope and results of my engagement as the Company's independent auditor.

Sincerely,

    /s/  Michael F. Cronin
 Michael F. Cronin
  Certified Public Accountant
 NY, FL


EX-7.2



Patrick Rodgers, CPA, PA
309 E. Citrus Street
Altamonte Springs, FL 32701

April 5, 2011

Securities & Exchange Commission
100 F Street NE
Washington, DC 20549

Dear Sir/Madam:

Baltia Air Lines, Inc. (the "Company") has made available to me a copy of its Current Report on Form 8-K, dated Feburary 25, 2011, in which it provides information pursuant to Item 4.02 with regard to "Non-Reliance on Previously Issued Audit Report.".

I have reviewed the disclosure under Item 4.02 and agree with its statements concerning the scope and results of my engagement as the Company's independent auditor.

Sincerely,


 /S/
Patrick Rodgers, CPA, PA

EX-7.3

Mr. Ronald R. Chadwick, P.C.
Certified Public Accountant
2851 South Parker Road, Suite 720
Aurora, Colorado 80014
Phone (303) 306-1967
Fax (303) 306- 1944
Email: rcp35@hotmail.com

April 5, 2011

Securities & Exchange Commission
100 F Street NE
Washington, DC 20549

Dear Sir/Madam:

Baltia Air Lines, Inc. (the "Company") has made available to me a copy of its Current Report on Form 8-K, dated February 25, 2011, in which it provides information pursuant to item 4.02 with regard to "Non-Reliance on Previously Issued Audit Report".

I have reviewed the disclosure under Item 4.02 and agree with its statements concerning the scope and results of my engagement as the Company's independent auditor.

Sincerely,

/s/
Ronald P. Chadwick P.C.
Certified Public Accountant